UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into Material Definitive Agreement

On April 20, 2026, Peoples Bancorp Inc., an Ohio corporation (“Peoples”), and Citizens National Corporation, a Kentucky corporation (“Citizens”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Peoples will acquire Citizens in a cash and stock transaction. Pursuant to the Merger Agreement, Citizens will merge with and into Peoples (the “Merger”), with Peoples as the surviving corporation in the Merger. Immediately after the effective time of the Merger (the “Effective Time”), Citizens’ wholly-owned subsidiary bank, Citizens Bank of Kentucky, Inc., a Kentucky banking corporation (“Citizens Bank”), will merge with and into Peoples’ wholly-owned subsidiary, Peoples Bank, an Ohio chartered commercial bank (“Peoples Bank”), with Peoples Bank as the surviving bank in the merger. The Merger and the Merger Agreement have been unanimously approved by the Boards of Directors of both Peoples and Citizens.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each of the common shares, no par value, of Citizens (“Citizens Common Shares”) issued and outstanding immediately prior to the Effective Time (excluding treasury shares and dissenting shares, as provided for in the Merger Agreement), will be converted into the right to receive 2.10 (the “Exchange Ratio”) common shares, without par value, of Peoples (“Peoples Common Shares”) and cash in the amount of $8.00, in accordance with the procedures set forth in the Merger Agreement.

The Merger Agreement contains customary representations and warranties of Citizens and Peoples and customary covenants from Peoples and Citizens, including, without limitation, covenants relating to: (1) the conduct of Citizens’ and Peoples’ respective businesses during the interim period between the execution of the Merger Agreement and the Effective Time; (2) the obligation of Citizens to call a meeting of its shareholders to adopt and approve the Merger Agreement and the Merger, (3) subject to certain exceptions related to a bona fide, unsolicited written acquisition proposal from a third party that constitutes a “Superior Proposal” as defined in the Merger Agreement, the obligation of the Board of Directors of Citizens to recommend that the Citizens shareholders adopt and approve the Merger Agreement and the Merger, and (4) non-solicitation obligations of Citizens relating to alternative acquisition proposals.

The closing of the Merger is subject to customary conditions set forth in the Merger Agreement, including, without limitation, (a) the adoption and approval of the Merger Agreement and the Merger by Citizens’ shareholders; (b) the receipt and effectiveness of all regulatory approvals, including regulatory approvals from the Federal Reserve and the Ohio Division of Financial Institutions, required to consummate the transactions contemplated by the Merger Agreement, and the expiration of all statutory waiting periods; (c) the effectiveness of the Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the “Securities Act”), to register the issuance of Peoples Common Shares to Citizens’ shareholders in connection with the Merger; and (d) the absence of any order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including, without limitation, (i) the accuracy of the representations and warranties of the other party, subject to certain exceptions, (ii) the performance in all material respects by the other party of its obligations under the Merger Agreement, (iii) the receipt by each party of an opinion of counsel to the effect that the Merger will qualify as a “reorganization” with the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and (iv) the absence of any event, circumstance or development prior to the Effective Time that has or could reasonably be expected to have a material adverse effect on the other party.

The Merger Agreement contains certain termination rights for each of Peoples and Citizens, as the case may be, applicable upon the occurrence or non-occurrence of certain events, including (1) the failure of the shareholders of Citizens to adopt and approve the Merger Agreement and the Merger by the requisite vote, (2) a final, non-appealable denial of required regulatory approvals, (3) a breach by the other party that is not or cannot be cured within 30 days if such breach would result in the failure of the closing conditions set forth in the Merger Agreement, (4) the authorization by the Board of Directors of Citizens to enter into a letter of intent, acquisition agreement, merger agreement or other agreement with respect to a “Superior Proposal” as defined in the Merger Agreement, provided that Citizens has complied with its non-solicitation and certain other obligations under the Merger Agreement, (5) the failure of the Board of Directors of Citizens to recommend the adoption and approval of the Merger Agreement and the Merger to its shareholders, or the failure of the Board of Directors of Citizens to substantially comply with certain obligations related to the calling and convening of the Citizens’ shareholder meeting or the non-solicitation of alternative acquisition proposals, (6) the market price of Peoples Common Shares declines prior to the Effective Time below certain minimum thresholds as calculated in accordance with the provisions of the Merger Agreement, and Peoples does not elect to increase the Exchange Ratio to meet such minimum thresholds, or (7) the failure of the Merger to be completed on or before March 31, 2027. If the Merger Agreement is terminated under certain specified circumstances, Citizens has agreed to pay to Peoples a termination fee of $3,000,000.

In connection with the execution of the Merger Agreement, the directors of Citizens, in their capacities as shareholders of Citizens, entered into customary voting agreements with Peoples pursuant to which they have agreed, among other things, to vote all of their respective Citizens Common Shares in favor of the adoption and approval of the Merger Agreement and the Merger. The form of voting agreement is included as Exhibit C to the Merger Agreement, filed as Exhibit 2.1 hereto, and is incorporated herein by reference.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further information about Peoples, Citizens or their respective subsidiaries. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and, in the case of representations and warranties, as of specific dates, may be subject to contractual standards of materiality different from what an investor might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by or subject to certain disclosures and exceptions not reflected in the Merger Agreement, and generally were for the sole benefit of the parties to the Merger Agreement. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Peoples, Citizens or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Peoples.

Additional Information About the Merger

In connection with the proposed Merger, Peoples will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the issuance of Peoples Common Shares to the shareholders of Citizens in the Merger. The registration statement will include a proxy statement of Citizens and a prospectus of Peoples, as well as other relevant documents concerning the proposed Merger, which will be sent to the shareholders of Citizens in advance of the special meeting of the shareholders of Citizens that will be held to consider the proposed Merger. PEOPLES AND CITIZENS INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, CITIZENS AND THE PROPOSED MERGER. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

Peoples and Citizens and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed Merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2026 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2026. Information about the directors and executive officers of Citizens and their ownership of Citizens Common Shares, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents regarding the proposed transaction to be filed with the SEC when they become available. Free copies of those document may be obtained as described in the preceding paragraph.

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

Statements made in this news release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between Peoples and Citizens, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to Peoples’ Annual Report on Form 10-K for the year ended December 31, 2025, as well as Peoples’ other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Peoples with the SEC, risks and uncertainties for Peoples, Citizens and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of Citizens’ operations with those of Peoples will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the Merger; the inability to complete the Merger due to the failure of Citizens’ shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on Peoples’, Citizens’ or the combined company's respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Peoples’ issuance of additional Peoples Common Shares in connection with the Merger; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Peoples nor Citizens assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 24, 2026	By:/s/	KATIE BAILEY
Katie Bailey

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger between Peoples Bancorp Inc. and Citizens National Corporation dated as of April 20, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

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